UNITED STATES TRUST COMPANY
                          BOSTON Investment Management

To:      All Shareholders/Boston Balanced Fund
From:    Domenic Colasacco
Re:      Portfolio Manager's Report - June 30, 1998
                                      Fund NAV: $29.21

                            COMPARATIVE PERFORMANCE*

                                                                                 Annualized
                                                                                   Since
                                   Quarter        Year to           Year         Inception
                                    Ending          Date           Ended         12/1/95 to
                                   6/30/98        6/30/98         6/30/98         6/30/98
                                   -------        -------         -------         -------

Boston Balanced Fund                2.64%          14.22%          27.55%          22.31%
Standard & Poor's 500               3.24%          17.63%          30.13%          29.81%
Lehman G/C Bond Index               2.61%           4.17%          11.29%           7.20%
90 Day US Treasury Bill             1.22%           2.45%           5.08%           5.15%

         *After all expenses at an annual rate of 1%, the Adviser's expense limitation. Results shown are past performance, which is not an indication of future returns. Shares of the Fund are not deposits or obligations of United States Trust Company of Boston or any Bank and are not insured by the FDIC, Federal Reserve Board or any agency. The value of the Fund shares and returns will fluctuate and investors may have a gain or loss when they redeem shares. Distributed by First Fund Distributors, Inc.

MARKET AND PERFORMANCE SUMMARY - Second Quarter, 1998
-----------------------------------------------------

         The stock market was a far less friendly place to invest over the past three months than it was in the first quarter of this year. Nearly twice as many stocks listed on the New York Stock Exchange actually dropped rather than increased in value during the second quarter; those of mid-size and smaller companies fared particularly poorly. Stocks of larger capitalization growth companies such as Microsoft, Pfizer and Lucent Technologies countered the more difficult overall trend, and due to their heavy weighting in the Index, allowed the Standard & Poor's 500 to reach a new high. In light of the significant exposure we maintained in these and other established growth companies, Boston Balanced Fund extended its record of consecutive increases in unit value to ten quarters, which is every calendar quarter since inception. The quarterly gain of 2.64% brought the increase for the first half of 1998 to 14.23%, and an extraordinary 27.55% for the past twelve months. By comparison, the average balanced mutual fund tracked by Lipper Analytical Services increased by only 1.15% for the second quarter, 8.89% for the first half and 17.58% for the year ended June 30, 1998. Boston Balanced ranked among the top five funds out of roughly 400 balanced funds in the Lipper Universe.

         In my last several quarterly memorandums I have noted that it is unrealistic to expect continued absolute and relative gains that are close to recent results. I am pleased to have been proven wrong thus far, but the streak of consecutive quarterly gains posted by the Fund will end in time. Indeed, only a sharp rebound in prices during

                              Boston Balanced Fund

the last weeks of June allowed the stock market and the Fund to post an increase for the second quarter. As I discuss subsequently, there are many potential short-term problems on the horizon, ranging from rising wage costs to corporate earnings disappointments related to slumping Asian economies, that could cause stock values to drop in the months ahead. At this time, however, none appear sufficient to end the gradual economic growth and low inflation we have enjoyed for the past seven years, and for most of the past sixteen years. We have not changed our long-held view that a deterioration in these economic trends is essential for a steep and prolonged multi-year stock market decline to occur. Accordingly, we expect to maintain the Fund's stock allocation at an above-average (for a balanced fund) level of close to 70% of total assets until we anticipate a significant change in the economic environment.

ECONOMIC SUMMARY AND OUTLOOK
----------------------------

         With its usual zeal, the financial press in recent months has carried many stories about either an economic recession just around the corner, or a re-emergence of inflation due to low unemployment levels and an accompanying rise in wage costs. Most of the forecasts of potential recession and deflation have been related to developments in Asia. The economic problems of most Asian countries are far from over. Japan recently announced that its economy officially  slipped  into  recession  during the first  half of 1998,  and other smaller emerging market countries such as Indonesia, Thailand and Korea are suffering even steeper drops in GDP. While the ultimate length and depth of the Asian recessions is unknown, we share the view of most economic forecasters that Asia will serve to only slow down the rate of, rather than end, our longstanding economic expansion. In part, this conclusion reflects the fact that Asia accounts for less than 30% of our international trade and below 10% of reported corporate profits. These levels will decline, but not disappear. Stronger European economies are also serving to soften the impact of adverse Asian activity. In some respects, a moderation in domestic GDP growth is welcome. Growth during the first half of 1998, at an estimated 4% - 5%, was unsustainably high. Slower growth over the next year reduces the possibility that the Federal Reserve will raise interest rates. The domestic inflation rate will also be aided by slower GDP growth. In short, without the other economic imbalances that usually precede recessions (restrictive monetary policy, excess inventory accumulation or an exogenous event that destroys consumer and business confidence), we expect the domestic economy to track a gradual 2% - 3% rate of growth, with low inflation and interest rates, well into 1999.

INVESTMENT STRATEGY
-------------------

         Our overall investment strategy has not changed much since year end 1997, nor, in fact, since the Fund's inception in December, 1995. Throughout this period stock prices have been reaching progressive new highs, supported by a combination of low inflation, declining interest rates, strong corporate profits, and the United States' political and economic stability and dominance in the world. This economic backdrop has appeared to be threatened on several occasions by either excessive GDP growth/inflationary forces, or deflationary recession developments such as Asia. Each time the stock market has reacted with sharp, unnerving, but thankfully brief price drops of only several weeks' duration. Our consistent decision to maintain a high common stock allocation in the Fund has been supported by the quantitative equity valuation models that we use to gauge comparative attractiveness. Thus far these models have assessed stocks as offering better total return potential than either bonds

                              Boston Balanced Fund

or money market instruments provided the economy stays healthy. Stocks generally have appreciated by nearly 100% since December, 1995, but current higher valuations are justified by the improvement in profits, the decline in interest rates, and prospects for more of the same in the future. We do not expect to revise asset allocation until our assessment of the economic future changes.

         Among individual stocks, the Fund has been aided by the significant exposure to the larger capitalization growth companies noted previously. While retaining the core growth company investments, we have continued to seek high-quality, reasonably-valued companies to more broadly diversify the Fund. Hubbell, Chubb, Ford and Grainger are among the stocks we have purchased in recent months. The attached summary statement outlines all of the individual holdings and sector allocations in the Fund.

         On behalf of all of us at United States Trust, I thank you for your continued confidence in our services. Please feel free to contact either me or my colleagues at (617) 726-7252 should you have any questions about our investment views or your account.

Sincerely,

/s/ Domenic Colasacco

Domenic Colasacco
Portfolio Manager and President,
United States Trust Company of Boston

                              Boston Balanced Fund

                              Boston Balanced Fund
       Value of $10,000 vs Lipper Balanced and Blended Benchmark Indices


                         Boston          Lipper      Blend (S&P 500 +
                        Balanced        Balanced       Lehman G/C +
                          Fund                          US Treas.

Dec 01, 95              $10,000         $10,000          $10,000

Jun 30, 96               10,514          10,574           10,592

Dec 31, 96               11,585          11,456           11,450

Jun 30, 97               13,184          12,733           12,759

Dec 31, 97               14,722          13,753           13,831

Jun 30, 98               16,817          15,099           15,307


                          Average Annual total Return
                           Period Ended June 30, 1998

                      1 Year....................... 27.55%
                      Since Inception (12/1/95).... 22.31%


Past performance is not predictive of future performance.

The Lipper Balanced Index is an equal weighted performance index of the 30 largest qualifying funds in the Lipper Balanced category. The index is unmanaged and returns include reinvested dividends.

The Blended Index consists of the S&P 500 Index (50%), the Lehman Government/Corporate Index (40%) and the 90 day U.S. Treasury Bill (10%). The S&P 500 is a broad market capitalization-weighted average of U.S. companies. The Lehman Government/Corporate Index is comprised of roughly 70% U.S. Treasury and Agency Obligations and 30% SEC registered corporate bonds. The percentage weights which have been applied to the indices are intended to replicate the long term asset allocation of balanced funds generally.

The S&P 500 Index (dividends reinvested) has been removed from the above chart. The Blended Index and Lipper Balanced Index more appropriately reflects our investment style. As a broad market reference, the average annual total return for the S&P 500 Index over the time period shown was 29.91%.

                              Boston Balanced Fund

SCHEDULE OF INVESTMENTS at June 30, 1998
--------------------------------------------------------------------------------------------------
      Shares         COMMON STOCKS: 69.0%                                           Market Value
--------------------------------------------------------------------------------------------------

                     Communication Services: 3.5%
       6,500         Aliant Communications, Inc.................................    $    178,344
      40,000         Ameritech Corp.............................................       1,795,000
      35,000         BellSouth Corp.............................................       2,349,375
                                                                                    ------------
                                                                                       4,322,719
                                                                                    ------------
                     Consumer Cyclicals: 9.4%
      30,000         Costco Companies, Inc.*....................................       1,891,875
      50,000         Ford Motor Company.........................................       2,950,000
      40,000         Gannett Company, Inc.......................................       2,842,500
      25,000         Johnson Controls, Inc......................................       1,429,688
      75,000         Leggett & Platt, Inc.......................................       1,875,000
      12,000         The McClatchy Company, Class A.............................         415,500
                                                                                    ------------
                                                                                      11,404,563
                                                                                    ------------
                     Consumer Products: 9.5%
      50,000         American Greetings Corp., Class A..........................       2,546,875
      15,000         Anheuser-Busch Companies, Inc..............................         707,812
      10,000         Gillette Company...........................................         566,875
      25,000         Procter & Gamble Company...................................       2,276,563
     100,000         Sysco Corp.................................................       2,562,500
      12,000         Walt Disney Company........................................       1,260,750
      17,000         William Wrigley, Jr. Company...............................       1,666,000
                                                                                    ------------
                                                                                      11,587,375
                                                                                    ------------
                     Energy and Resources: 3.4%
      21,000         Amoco Corp.................................................         874,125
      10,000         Atlantic Richfield Company.................................         781,250
      35,000         Exxon Corp.................................................       2,495,937
                                                                                    ------------
                                                                                       4,151,312
                                                                                    ------------
                     Finance: 13.7%
      80,000         BankBoston Corp............................................       4,450,000
      20,000         Chubb Corp.................................................       1,607,500
      40,000         Cincinnati Financial Corp..................................       1,535,000
      25,000         Federal National Mortgage Association......................       1,518,750
      26,200         First Virginia Banks, Inc..................................       1,339,475
      15,000         NationsBank Corp...........................................       1,147,500

                              Boston Balanced Fund

SCHEDULE OF INVESTMENTS at June 30, 1998, Continued
--------------------------------------------------------------------------------------------------
      Shares                                                                        Market Value
--------------------------------------------------------------------------------------------------

                     Finance, continued
      80,000         T. Rowe Price Associates, Inc..............................    $  3,005,000
       5,000         United Asset Management Corp...............................         130,312
      16,000         Wachovia Corp..............................................       1,352,000
      10,000         Wilmington Trust Corp......................................         608,750
                                                                                    ------------
                                                                                      16,694,287
                                                                                    ------------
                     Health Care: 12.3%
      35,000         Becton, Dickinson and Company..............................       2,716,875
      30,000         Johnson & Johnson..........................................       2,212,500
      32,000         Medtronic, Inc.............................................       2,040,000
      10,000         Merck & Company, Inc.......................................       1,337,500
      28,000         Pfizer Inc.................................................       3,043,250
      40,000         Schering-Plough Corp.......................................       3,665,000
                                                                                    ------------
                                                                                      15,015,125
                                                                                    ------------
                     Industrial Materials: 1.0%
      10,000         Sealed Air Corp. (New)*....................................         367,500
      25,000         Sigma-Aldrich Corp.........................................         878,125
                                                                                    ------------
                                                                                       1,245,625
                                                                                    ------------
                     Producer Products: 6.7%
      45,000         Donaldson Company, Inc.....................................       1,063,125
      45,000         Emerson Electric Company...................................       2,716,875
      20,000         Grainger, W.W., Inc........................................         996,250
       5,000         Hubbell Inc., Class A......................................         218,125
      35,000         Illinois Tool Works, Inc...................................       2,334,062
      15,000         Precision Castparts Corp...................................         800,625
                                                                                    ------------
                                                                                       8,129,062
                                                                                    ------------
                     Technology: 8.8%
      10,000         Applied Materials, Inc.*...................................         295,000
      15,000         Automatic Data Processing, Inc.............................       1,093,125
      15,000         Hewlett-Packard Company....................................         898,125
      12,500         Intel Corp.................................................         926,563
      42,500         Lucent Technologies, Inc...................................       3,535,469
      23,000         Microsoft Corp.*...........................................       2,492,625
      15,000         Xerox Corp.................................................       1,524,375
                                                                                    ------------
                                                                                      10,765,282
                                                                                    ------------

6

                              Boston Balanced Fund

SCHEDULE OF INVESTMENTS at June 30, 1998, Continued
--------------------------------------------------------------------------------------------------
      Shares                                                                        Market Value
--------------------------------------------------------------------------------------------------

                     Transportation: 0.7%
       6,000         AMR Corp.*.................................................    $    499,500
       3,000         Delta Air Lines, Inc.......................................         387,750
                                                                                    ------------
                                                                                         887,250
                                                                                    ------------

                     Total Common Stocks (cost $51,261,705).....................      84,202,600
                                                                                    ------------

Principal Amount     CORPORATE BONDS: 10.3%
--------------------------------------------------------------------------------------------------

  $1,000,000         Albertson's Inc., 6.66%, 7/21/2008.........................       1,044,945
     925,000         American Home Products, 7.90%, 2/15/2005...................       1,017,187
     300,000         Atlantic Richfield Company, 8.50%, 4/1/2012................         364,056
     300,000         Deere & Company, 8.79%, 8/6/1998...........................         300,916
     500,000         Eaton Corp., 8.90%, 8/15/2006..............................         584,425
     400,000         Equitable Resources, 8.55%, 9/1/2003.......................         444,925
     425,000         Ford Motor Credit Corp., 7.75%, 11/15/2002.................         452,115
     300,000         Ford Motor Credit Corp., 6.625%, 6/30/2003.................         306,806
   1,000,000         Ford Motor Credit Corp., 7.20%, 6/15/2007..................       1,068,231
   1,000,000         General Electric Capital Corp., 7.375%, 9/15/2004..........       1,077,568
   1,000,000         General Electric Capital Corp., 8.30%, 9/20/2009...........       1,175,673
     825,000         General Motors Acceptance Corp., 9.625%, 12/15/2001........         916,846
     300,000         General Motors Acceptance Corp., 8.50%, 1/1/2003...........         327,735
     500,000         Honeywell, Inc., 7.00%, 3/15/2007..........................         528,866
   1,000,000         Leggett & Platt, Inc., 7.185%, 4/24/2002...................       1,039,235
     500,000         Leggett & Platt, Inc., 6.25%, 9/9/2008.....................         501,572
     300,000         Sears Roebuck and Company, 9.46%, 6/20/2000................         319,317
     375,000         Sysco Corp., 6.50%, 6/15/2005..............................         385,081
     400,000         Unum Corp., 5.88%, 10/15/2003..............................         395,070
     300,000         Weyerhaeuser Company, 7.25%, 7/1/2013 .....................         323,220
                                                                                    ------------

                     Total Corporate Bonds (cost $12,348,331)...................      12,573,789
                                                                                    ------------

                              Boston Balanced Fund

SCHEDULE OF INVESTMENTS at June 30, 1998, Continued
--------------------------------------------------------------------------------------------------
                     U.S. GOVERNMENT AND GOVERNMENT AGENCY
 Principal Amount    OBLIGATIONS: 14.4%                                             Market Value
--------------------------------------------------------------------------------------------------
   $ 600,000         FFCB, 6.20%, 11/30/2009....................................    $    621,877
     500,000         FHLB, 6.24%, 11/18/2002....................................         500,671
   4,000,000         FHLB, 6.185%, 5/6/2008.....................................       4,130,288
     875,000         FNMA, 5.49%, 10/2/2003.....................................         873,101
   1,000,000         FNMA, 8.25%, 10/12/2004....................................       1,031,268
   4,000,000         U.S. Treasury Bond, 7.50%, 11/15/2016......................       4,803,752
     250,000         U.S. Treasury Note, 9.125%, 5/15/1999......................         257,656
   3,000,000         U.S. Treasury Note, 8.75%, 8/15/2000.......................       3,192,189
   2,000,000         U.S. Treasury Note, 6.50%, 5/15/2005.......................       2,111,876
                                                                                    ------------

                     Total U.S. Government and Government Agency Obligations
                     (cost $17,154,673).........................................      17,522,678
                                                                                    ------------

                     SHORT-TERM INVESTMENT: 6.1%
--------------------------------------------------------------------------------------------------
   7,448,268         SEI Daily Income Government Fund II (cost $7,448,268)......       7,448,268
                                                                                    ------------

                     Total Investment in Securities (cost $88,212,977+): 99.8%..     121,747,335
                     Other Assets less Liabilities: 0.2%........................         193,314
                                                                                    ------------
                     Total Net Assets: 100.0% ..................................    $121,940,649
                                                                                    ============

*Non-income producing security.

+ At June 30, 1998, the cost of securities for Federal tax purposes was $88,173,626.  Unrealized appreciation and depreciation of securities were as follows:

                     Gross unrealized appreciation..............................    $ 33,848,301
                     Gross unrealized depreciation..............................        (274,592)
                                                                                    ------------
                              Net unrealized appreciation.......................    $ 33,573,709
                                                                                    ============

See accompanying Notes to Financial Statements.
8

                              Boston Balanced Fund

STATEMENT OF ASSETS AND LIABILITIES at June 30, 1998
--------------------------------------------------------------------------------------------------

ASSETS
      Investments in securities, at value (cost $88,212,977) ...................     $121,747,335
      Cash......................................................................           95,763
      Receivables:
            Securities sold.....................................................          527,145
            Dividends and interest .............................................          540,088
      Prepaid expenses..........................................................            8,991
                                                                                     ------------
                  Total assets .................................................      122,919,322
                                                                                     ------------

LIABILITIES
      Payables:
            Securities purchased................................................          829,174
            Advisory fees.......................................................           72,151
            Administration fee..................................................            9,620
      Accrued expenses .........................................................           67,728
                                                                                     ------------
                  Total liabilities.............................................          978,673
                                                                                     ------------

NET ASSETS .....................................................................     $121,940,649
                                                                                     ============

Net asset value, offering and redemption price per share
      ($121,940,649/4,175,096 shares outstanding; unlimited number of shares
      authorized without par value) ............................................           $29.21
                                                                                           ======


COMPONENTS OF NET ASSETS
      Paid-in capital ..........................................................       84,161,922
      Undistributed net investment income.......................................        1,073,301
      Undistributed net realized gain on investments............................        3,171,068
      Net unrealized appreciation on investments................................       33,534,358
                                                                                     ------------
            Net assets .........................................................     $121,940,649
                                                                                     ============

See accompanying Notes to Financial Statements.

                              Boston Balanced Fund

STATEMENT OF OPERATIONS - For the Year Ended June 30, 1998
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME
      Income
            Interest ...........................................................     $  1,787,008
            Dividends...........................................................          998,021
                                                                                     ------------
                  Total income .................................................        2,785,029
                                                                                     ------------
      Expenses
            Advisory fees ......................................................          733,603
            Administration fee..................................................           97,814
            Fund accounting fees................................................           40,202
            Transfer agent fees.................................................           27,037
            Custody fees........................................................           23,770
            Audit fees..........................................................           14,737
            Trustee fees........................................................           13,698
            Registration fees...................................................            7,457
            Miscellaneous.......................................................            6,818
            Legal fees..........................................................            6,282
            Insurance...........................................................            3,070
            Reports to shareholders.............................................            3,000
                                                                                     ------------
                  Total expenses................................................          977,488
                                                                                     ------------
                  Net investment income   ......................................        1,807,541
                                                                                     ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
      Net realized gain from security transactions .............................        3,852,396
      Net change in unrealized appreciation on investments .....................       17,971,318
                                                                                     ------------
            Net realized and unrealized gain on investments ....................       21,823,714
                                                                                     ------------
                  Net increase in net assets resulting from operations .........     $ 23,631,255
                                                                                     ============

See accompanying Notes to Financial Statements.
10

                              Boston Balanced Fund

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------
                                                                                   Year                Year
                                                                                   Ended               Ended
                                                                               June 30, 1998       June 30, 1997
----------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS FROM:
OPERATIONS
      Net investment income............................................        $  1,807,541         $ 1,556,244
      Net realized gain from security transactions ....................           3,852,396           1,222,746
      Net change in unrealized appreciation on investments.............          17,971,318          13,242,577
                                                                               ------------         -----------
        Net increase in net assets resulting from operations ..........          23,631,255          16,021,567
                                                                               ------------         -----------

DISTRIBUTIONS TO SHAREHOLDERS
      Net investment income............................................          (1,584,936)         (1,387,106)
      Net realized gain from security transactions.....................          (1,549,116)                -0-
                                                                               ------------         -----------
        Net distributions to shareholders .............................          (3,134,052)         (1,387,106)
                                                                               ------------         -----------

CAPITAL SHARE TRANSACTIONS
      Net increase in net assets derived from net change
       in outstanding shares (a).......................................          19,409,973           5,628,009
                                                                               ------------         -----------
        Total increase in net assets ..................................          39,907,176          20,262,470

NET ASSETS
      Beginning of year................................................          82,033,473          61,771,003
                                                                               ------------         -----------
End of year (including undistributed net investment income
  of $1,073,301 and $850,696, respectively)............................        $121,940,649         $82,033,473
                                                                               ============         ===========

(a) A summary of capital shares transactions is as follows:

                                                                  Year Ended                   Year Ended
                                                                 June 30, 1998                June 30, 1997
                                                           -------------------------    -------------------------
                                                            Shares          Value        Shares          Value
                                                           ---------     -----------    --------      -----------
Shares sold .........................................        656,792     $24,300,384     161,142      $13,762,145
Shares issued in reinvestment of distributions.......         31,030       3,134,052      17,057        1,387,106
Shares issued in stock split.........................      2,770,018          -0-          -0-             -0-
Shares redeemed......................................       (147,984)     (8,024,463)   (112,571)      (9,521,242)
                                                           ---------     -----------    --------      -----------
Net increase ........................................      3,309,856     $19,409,973      65,628      $ 5,628,009
                                                           =========     ===========    ========      ===========

See accompanying Notes to Fiancial Statements.

                              Boston Balanced Fund

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period
--------------------------------------------------------------------------------------------------------------------
                                                                 Year                Year         December 1, 1995*
                                                                Ended               Ended               through
                                                            June 30, 1998++     June 30, 1997++    June 30, 1996++
--------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ......................     $ 23.70             $19.31             $18.41
                                                                -------             ------             ------
Income from investment operations:
      Net investment income ...............................        0.46               0.47               0.25
      Net realized and unrealized gain on investments .....        5.94               4.36               0.69
                                                                -------             ------             ------
Total from investment operations...........................        6.40               4.83               0.94
                                                                -------             ------             ------
Less distributions:
      From net investment income...........................       (0.45)             (0.44)             (0.04)
      From net capital gains...............................       (0.44)              0.00               0.00
                                                                -------             ------             ------
Total distributions........................................       (0.89)             (0.44)             (0.04)
                                                                -------             ------             ------

Net asset value, end of period ............................     $ 29.21             $23.70             $19.31
                                                                =======             ======             ======

Total return ..............................................       27.55%             25.40%              5.14%

Ratios/supplemental data:
Net assets, end of period (millions).......................     $ 121.9             $ 82.0             $ 61.8

Ratio of expenses to average net assets:
      Before expense reimbursement.........................        1.00%              1.02%              1.00%+
      After expense reimbursement..........................        1.00%              1.00%              1.00%+

Ratio of net investment income to average net assets:
      Before expense reimbursement.........................        1.85%              2.24%              2.43%+
      After expense reimbursement..........................        1.85%              2.25%              2.43%+

Portfolio turnover rate ...................................       22.71%             30.78%             17.69%


*Commencement of operations.

+Annualized.

++Per share data has been restated to give effect to a 4-for-1 stock split to shareholders of record of the close on January 9, 1998.

See accompanying Notes to Financial Statements.
12

                              Boston Balanced Fund

NOTES TO FINANCIAL STATEMENTS at June 30, 1998
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

           The Boston Balanced Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end investment management company. The Fund began operations on December 1, 1995. The investment objective of the Fund is to seek income and long-term capital growth through an actively managed portfolio of stocks, bonds, and money market instruments. Prior to January 5, 1998, the Fund was known as the Boston Managed Growth Fund.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

      A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

                  U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and ask price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value.

      B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      C. Security Transactions, Investment Income and Distributions. As is common in the industry, security transactions are accounted for on the trade date. The cost of securities owned on realized transactions are relieved on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

      D. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                              Boston Balanced Fund

--------------------------------------------------------------------------------

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

      For the year ended June 30, 1998, United States Trust Company of Boston (the "Adviser") provided the Fund with investment management services under an Investment Advisory Agreement. The Adviser furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Adviser was entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the year ended June 30, 1998, the Fund incurred $733,603 in Advisory fees.

      The Fund is responsible for its own operating expenses. The Adviser has agreed to reduce fees payable to it by the Fund to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.00% of average net assets. Any such reductions made by the Adviser in its fees or payments or reimbursement of expenses which are the Fund's obligation may be subject to reimbursement by the Fund within three years provided the Fund is able to effect such reimbursement and remain in compliance with any applicable limitations.

      The Adviser, which is a Massachusetts-chartered banking and trust company, acts as the Fund's Custodian and Transfer Agent under the Custody and Transfer Agency Agreements with the Fund. For the year ended June 30, 1998, the Fund incurred $23,770 and $27,037 in Custody and Transfer Agency fees, respectively.

      Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives an annual fee equal to the greater of 0.10% of average net assets or $30,000. For the year ended June 30, 1998, the Fund incurred $97,814 in Administration fees.

      First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

      Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

      The cost of purchases and the proceeds from sales of securities, excluding U.S. Government obligations and short-term investments, for the year ended June 30, 1998, were $25,004,145 and $13,490,885, respectively.

      For the year ended June 30, 1998, the cost of purchases and the proceeds from sales of U.S. Government obligations, excluding short-term securities, were $11,122,296 and $7,855,697, respectively.

NOTE 5 - CAPITAL STOCK TRANSACTIONS

      On August 19, 1997, the Board of Trustees authorized a 4-for-1 stock split, payable January 14, 1998 to shareholders of record on January 9, 1998.
14

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders of
Boston Balanced Fund and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Boston Balanced Fund (the "Fund") (one of the portfolios constituting the series of Professionally Managed Portfolios), as of June 30, 1998, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from December 1, 1995 (commencement of operations) through June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boston Balanced Fund as of June 30, 1998, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period from December 1, 1995 (commencement of operations) through June 30, 1996, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Los Angeles, California
July 31, 1998

                      Adviser, Custodian and Transfer Agent

                      United States Trust Company of Boston
                                 40 Court Street
                                Boston, MA 02108
                                 (617) 726-7250

                                        o

                                   Distributor

                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261E
                                Phoenix, AZ 85018

                                        o

                                    Auditors

                                Ernst & Young LLP
                             515 South Flower Street
                              Los Angeles, CA 90071

                                        o

                                  Legal Counsel

                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                             San Francisco, CA 94104



This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.


                          UNITED STATES TRUST COMPANY
                          BOSTON Investment Management








                              BOSTON BALANCED FUND













                                  Annual Report

                                  June 30, 1998